UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2012

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8537 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 13, 2012, the Board of Directors of Xerium Technologies, Inc. (the “Company”) adopted a new executive compensation arrangement, which is described below.

2012 Management Incentive Compensation Program

The Board approved the 2012 Management Incentive Compensation Program (the “2012 MIC”). Under the 2012 MIC, payouts will be determined by the Company’s performance against an Adjusted EBITDA metric to be set by the Compensation Committee. The Adjusted EBITDA metric will be adjusted for currency fluctuations. A specific target award is set for each participant in the 2012 MIC equal to a percentage of his or her current base cash compensation. Fifty percent (50%) of any 2012 MIC award earned will be paid in cash and fifty percent (50%) is expected to be paid in the form of shares of the Company’s common stock under the Company’s 2010 Equity Incentive Plan. 2012 MIC awards will be paid out based on a sliding scale. A participant will receive an award equal to 20% of his or her target award if Adjusted EBITDA is achieved above a minimum target level, 90% of target award if Adjusted EBITDA is at budget performance, 100% of target award if the metric is achieved and ranging up to 200% if Adjusted EBITDA is achieved at a maximum target level.

Item 7.01 Regulation FD Disclosure.

The information contained in this Item 7.01, together with the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 14, 2012, the Company conducted a conference call regarding its financial results for the quarter and year ended December 31, 2011. A transcript of the earnings conference call is furnished as Exhibit 99.1 to this Form 8-K. The transcript includes bracketed language as clarification or to correct inadvertent errors in the information provided on the call.

The Company discussed a presentation on the earnings conference call, which was furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 13, 2012 and is incorporated herein by reference as Exhibit 99.2. The Company’s press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 13, 2012, is incorporated herein by reference as Exhibit 99.3. Reconciliations of non-GAAP financial measures discussed on the earnings conference call and in the presentation, which was furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 13, 2012, is incorporated herein by reference as Exhibit 99.4.

The transcript of the earnings conference call contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. Actual results may differ materially due to a number of factors, including those factors discussed in the attached press release, and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended December 31, 2011 and subsequent filings. Any forward-looking statements included in the transcript are as of March 14, 2012 and the Company does not intend to update them if its views later change, except as may be required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to March 14, 2012.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Transcript of earnings conference call relating to financial results for the quarter and year ended December 31, 2011, held on March 14, 2012.

99.2	Supplemental presentation of selected data for the earnings conference call on March 14, 2012 (furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 13, 2012 and incorporated herein by reference).

99.3	Press Release dated March 13, 2012 relating to financial results for the quarter and year ended December 31, 2011 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 13, 2012 and incorporated herein by reference).

99.4	Supplemental reconciliations of non-GAAP information (furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 13, 2012 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: March 16, 2012	By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of earnings conference call relating to financial results for the quarter and year ended December 31, 2011, held on March 14, 2012.

99.2	Supplemental presentation of selected data for the earnings conference call on March 14, 2012 (furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 13, 2012 and incorporated herein by reference).

99.3	Press Release dated March 13, 2012 relating to financial results for the quarter and year ended December 31, 2011 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 13, 2012 and incorporated herein by reference).

99.4	Supplemental reconciliations of non-GAAP information (furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 13, 2012 and incorporated herein by reference).